UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 29, 2015 (October 29, 2015)
Date of Report (Date of earliest event reported)

DENTSPLY International Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 West Philadelphia Street, York, Pennsylvania		17405-0872
(Address of principal executive offices)		(Zip Code)

(717) 845-7511
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On October 29, 2015, DENTSPLY International Inc. commenced a tender offer to purchase for cash up to US$150 million aggregate principal amount of its outstanding 4.125% Notes due 2021 (the “Tender Offer”). A copy of the press release announcing the commencement of the Tender Offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

99.1- The DENTSPLY International Inc. press release issued October 29, 2015, as referenced in Item 8.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY International Inc.

By: /s/Christopher T. Clark
President and
Chief Financial Officer

Date: October 29, 2015